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EXHIBIT 10.2*

                              SANDERSON FARMS, INC.

                       NINTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

SunTrust Bank
Atlanta, Georgia

Trustmark National Bank
Jackson, Mississippi

AmSouth Bank
Jackson,
Mississippi

Ladies and Gentlemen:

      Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned. Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

      The Credit Agreement provides for a Revolving Credit to be made available to the Company through July 31, 2006. The Company now applies to the Banks to amend the Credit Agreement to extend the Termination Date thereof from July 31, 2006, to July 31, 2009, to change the definitions of the terms "Applicable Domestic Rate Margin" and "Applicable Eurodollar Margin" and to amend certain other provisions of the Credit Agreement, all in the manner and on the terms and conditions set forth herein.

1.    AMENDMENTS.

      Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

      1.1. The date "July 31, 2006" appearing in the last sentence of Section 1.1(a) of the Credit Agreement shall be replaced with the date "July 31, 2009", and the Revolving Credit Termination Date under the Credit Agreement shall be July 31, 2009.

      1.2. The eighth sentence of Section 1.6 of the Credit Agreement shall be amended to read as follows:

      "In consideration of the issuance of L/Cs the Company agrees to pay Harris a commission fee in the amount of the rate per annum (computed on the basis of a 360 day year and actual days elapsed) equal to the Applicable Eurodollar Margin of the face

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      amount of each standby L/C (other than the Bond Letter of Credit) issued hereunder payable quarterly in arrears on the last day of each calendar quarter, commencing June 30, 2004, and on the Termination Date, and one-quarter of one percent (0.25%) per annum (computed as aforesaid) of the face amount of each trade letter of credit issued hereunder, payable upon negotiation thereof".

      1.3. The definitions of the terms "Applicable Domestic Rate Margin" and "Applicable Eurodollar Margin" appearing in Section 4 of the Credit Agreement shall be amended to read as follows:

            " "Applicable Domestic Rate Margin" with respect to Domestic Rate Loans "Applicable Eurodollar Margin" with respect to Eurodollar Loans and "Applicable Commitment Fee Margin" with respect to the commitment fee payable under Section 2.1 hereof, shall each mean the rate specified for such obligation below in Levels I, II, III and IV for the range of Funded Debt Ratio specified for each Level:

                 FUNDED DEBT               APPLICABLE        APPLICABLE            APPLICABLE
                    RATIO                  EURODOLLAR       DOMESTIC RATE        COMMITMENT FEE
                                             MARGIN            MARGIN                MARGIN
              -------------------          ----------       -------------        --------------
LEVEL I               <35%                   1.00%             0.00%                 0.20%

LEVEL II      > or = 35% and <45%            1.25%             0.00%                 0.20%

LEVEL III     > or = 45% and <55%            1.50%             0.00%                 0.25%

LEVEL IV          > or = 55%                 2.00%             0.00%                 0.30%

      Not later than ten (10) Business Days after receipt by the Banks of the Compliance Certificate called for by Section 7.4(c) hereof for the applicable fiscal quarter, the Agent shall determine the Funded Debt Ratio for the applicable period and shall promptly notify the Company of such determination and of any change in the Applicable Eurodollar Margin and Applicable Commitment Fee Margin (collectively, "Applicable Margins") resulting therefrom. Any such change in the Applicable Margins shall be effective as of the date the Agent so notifies the Company with respect to all Eurodollar Loans and Eurodollar Portions outstanding, and commitment fees payable, on such date, and such new Applicable Margins shall continue in effect until the effective date of the next quarterly redetermination in accordance with this Section. Each determination of the Funded Debt Ratio and Applicable Margins by the Agent in accordance with this Section shall be conclusive and binding on the Company absent manifest error. From May 18, 2004, until the Applicable Margins are first adjusted pursuant hereto, the Applicable Margins shall be those set forth in Level I above."

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      1.4.  Section 4.1 of the Credit Agreement shall be amended by adding the following definition thereto in the appropriate alphabetical order:

            "Change of Control" means any of (a) the acquisition by any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of a majority of the voting power in the elections of directors, other than acquisitions of such interests by the estate of Joe Franklin Sanderson, deceased, the direct lineal descendents of Joe Franklin Sanderson, deceased, the direct lineal descendants of Dewey Sanderson, deceased, their spouses, any trusts for the benefit of any of the foregoing, and any employee stock option plan established by the Company,
      (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Company on May 18, 2004 (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on such date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Company, or (c) any "Change of Control" (or words of like import), as defined in any agreement or indenture relating to any issue of Indebtedness for Borrowed Money or any equity securities of the Company shall occur.

      1.5. Section 7.9 of the Credit Agreement shall be amended to read as follows:

            "Section 7.9. Consolidated Tangible Net Worth. The Company will maintain at all times Consolidated Tangible Net Worth during each fiscal year of the Company in an amount not less than:

            (a) during each of the last two fiscal quarters of the fiscal year ending October 31, 2004, $180,000,000 plus any Net Proceeds of Stock issued during either quarter or quarters of such fiscal year plus 60% of an amount (but not less than zero) equal to (i) the Company's Consolidated Net Income through the preceding quarter-end in such fiscal year, minus
      (ii) the lesser of (x) $2,500,000 for each completed fiscal quarter in such fiscal year and (y) the aggregate amount of all dividends actually paid during such fiscal year through the last day of such fiscal quarter rounded to the next highest $100,000; and

            (b) during each fiscal quarter of each fiscal year of the Company thereafter, an amount equal to the sum of the minimum amount required to be maintained on the last day of the preceding fiscal year of the Company plus the Net Proceeds of Stock issued in the last quarter of the preceding fiscal year and any preceding quarter or quarters of the then current fiscal year plus 60% of an amount (but not less than zero) equal to (i) the Company's Consolidated Net Income, if any, through the immediately preceding fiscal quarter end of such fiscal year minus (ii) the lesser of
      (x) $2,500,000 for each completed fiscal quarter in such fiscal year and
      (y) the aggregate amount of all dividends actually paid during such fiscal year through the last day of such fiscal quarter rounded to the next highest $100,000."

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      1.6.  Section 7.12 of the Credit Agreement shall be amended to read as follows:

            "Section 7.12. Capital Expenditures. The Company will not, and will not permit any Subsidiary to, be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure) an aggregate amount for the Company and its Subsidiaries in excess of the amount indicated below for each fiscal year of the Company plus an amount (the "Carryover Amount") permitted to be spent in the preceding fiscal year but not actually spent therein (the "Maximum Carryover Amount to the Next Fiscal Year"):

                            MAXIMUM                        MAXIMUM CARRYOVER AMOUNT
FISCAL YEAR ENDING      LIMITATION AMOUNT                  TO THE NEXT FISCAL YEAR
------------------      -----------------                  -----------------------
October 31, 2004          $  40,000,000                          Unlimited
October 31, 2005          $ 120,000,000                          Unlimited
October 31, 2006          $  30,000,000                         $7,500,000
October 31, 2007          Prior Year's                          $7,500,000
                          Depreciation
October 31, 2008          Prior Year's                          $7,500,000
                          Depreciation
October 31, 2009          Prior Year's                          $7,500,000
                          Depreciation
Thereafter                Prior Year's                          $7,500,000
                          Depreciation

      1.7. The Credit Agreement shall be amended by adding the following provision thereto as Section 7.22 thereof:

            "Section 7.22. No Guaranty of Estate Indebtedness. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly guaranty the payment or collection of any Indebtedness for Borrowed Money of the Estate of Joe Franklin Sanderson, deceased, or of the executors, co-executors, or any of them, of such estate."

      1.8. Section 8.1(c) of the Credit Agreement shall be amended by adding the phrase "and 7.22" immediately after the phrase "and 7.19" appearing therein.

      1.9. Section 8.1 of the Credit Agreement shall be amended by replacing the period at the end of subsection (1) thereof with "; or" and by adding the following provision thereto as subsection(m):

            "(m) a Change of Control shall occur."

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2.    CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

      2.1. The Company and each of the Banks shall have executed this Amendment.

      2.2. Each Guarantor Subsidiary shall have executed the Guarantors' Acknowledgment attached hereto.

      2.3. The Agent shall have received the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

      2.4. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.

      2.5. The Agent shall have received for the ratable account of the Banks a non-refundable front-end fee in an amount of $200,000.

3.    REPRESENTATIONS AND WARRANTIES.

      3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

      3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.    MISCELLANEOUS.

      4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

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      Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth this Amendment shall be a contract between us for the purposes herein above set forth.

      Dated as of May 18, 2004.

                                            SANDERSON FARMS, INC.

                                            By /s/ Mike Cockrell
                                              ----------------------
                                              Its CFO

      Accepted and agreed to as of the day and year last above written.

                                             HARRIS TRUST AND SAVINGS BANK
                                               individually and as Agent

                                            By /s/ David Bechstein
                                              ----------------------
                                              Its Vice President

                                            SUNTRUST BANK

                                            By /s/ Michael Ladrey
                                              ----------------------
                                              Its Managing Director

                                            By______________________
                                              Its___________________

                                            TRUSTMARK NATIONAL BANK

                                            By /s/ William Edwards
                                              ----------------------
                                              Its First Vice President

                                            AMSOUTH BANK

                                            By /s/ Stanley A. Herrin
                                              ----------------------
                                              Its Vice President

                                 Signature Page
                             Sanderson Farms, Inc.
                       Ninth Amendment to Credit Agreement

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                                  HARRIS TRUST

                            GUARANTORS ACKNOWLEDGMENT

      The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.

Dated as of May 18, 2004.

                                         SANDERSON FARMS, INC. (FOODS DIVISION)

                                         By /s/ Mike Cockrell
                                           ----------------------
                                           Its CFO

                                         SANDERSON FARMS, INC. (PRODUCTION
                                           DIVISION)

                                         By /s/ Mike Cockrell
                                           ----------------------
                                           Its CFO


                                         SANDERSON FARMS, INC. (PROCESSING
                                           DIVISION)

                                           By /s/ Mike Cockrell
                                             ----------------------
                                             Its CFO

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                                   EXHIBIT A

                           FORM OF OPINION OF COUNSEL